THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND


                               Rodney Square North
                            1100 North Market Street
                         Wilmington, Delaware 19890-0001


            The Rodney Square Strategic Fixed-Income Fund (the "Fund") is an open-end investment company consisting of two portfolios, The Rodney Square Diversified Income Portfolio (the "Diversified Income Portfolio") and The Rodney Square Municipal Income Portfolio (the "Municipal Income Portfolio" and, together with the Diversified Income Portfolio, the "Portfolios"). The Diversified Income Portfolio seeks high total return, consistent with high current income, by investing principally in various types of investment grade fixed-income securities. The Municipal Income Portfolio seeks a high level of income exempt from federal income tax consistent with the preservation of capital.





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                       STATEMENT OF ADDITIONAL INFORMATION


                  January 2, 1998, as revised January 26, 1998




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      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's current Prospectus, dated January 2, 1998, as revised January 26, 1998, as amended from time to time. A copy of the current Prospectus may be obtained, without charge, by writing to Rodney Square Distributors, Inc. ("RSD"), Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, and from certain institutions such as banks or broker-dealers that have entered into servicing agreements with RSD or by calling (800) 336-9970.




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                                TABLE OF CONTENTS


INVESTMENT POLICIES....................................................1


SPECIAL CONSIDERATIONS................................................10


INVESTMENT LIMITATIONS................................................11


TRUSTEES AND OFFICERS.................................................14


WILMINGTON TRUST COMPANY..............................................15


INVESTMENT ADVISORY SERVICES..........................................16


ADMINISTRATION AND ACCOUNTING SERVICES................................17


DISTRIBUTION AGREEMENT................................................17


PORTFOLIO TRANSACTIONS................................................18


PORTFOLIO TURNOVER....................................................19


REDEMPTIONS...........................................................19


NET ASSET VALUE AND DIVIDENDS.........................................20


PERFORMANCE INFORMATION...............................................21


TAXES.................................................................28


DESCRIPTION OF THE FUND...............................................31


OTHER INFORMATION.....................................................31


FINANCIAL STATEMENTS..................................................32


APPENDIX A...........................................................A-1


APPENDIX B...........................................................B-1




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                  THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND


                               INVESTMENT POLICIES


     The following  information  supplements  the  information  concerning  each
Portfolio's  investment  objective,   policies  and  limitations  found  in  the
Prospectus.

THE DIVERSIFIED INCOME PORTFOLIO AND THE MUNICIPAL INCOME PORTFOLIO

     Wilmington Trust Company ("WTC"), the Portfolios' Investment Adviser, employs an investment process that is disciplined, systematic and oriented toward a quantitative assessment and control of volatility. The Portfolios' exposure to credit risk is moderated by limiting the Portfolios' investments to securities that, at the time of purchase, are rated investment grade by a nationally recognized statistical rating organization such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or, if unrated, are determined by WTC to be of comparable quality. Ratings, however, are not guarantees of quality or of stable credit quality. WTC continuously monitors the quality of the Portfolios' holdings, and should the rating of a security be downgraded or its quality be adversely affected, WTC will determine whether it is in the best interest of the affected Portfolio to retain or dispose of the security.

     The effect of interest rate fluctuations in the market on the principal value of the Portfolios is moderated by limiting the average dollar weighted duration of their investments -- in the case of the Diversified Income Portfolio to a range of 2 1/2 to 4 years and in the case of the Municipal Income Portfolio to a range of 4 to 8 years. Investors may be more familiar with the term average effective maturity (when, on average, the fixed-income securities held by the Portfolio will mature) which is sometimes used to express the anticipated term of the Portfolios' investments. Generally, the stated maturity of a fixed-income security is longer than its projected duration. Under normal market conditions, the average effective maturity, in the case of the Diversified Income Portfolio, is expected to fall within a range of approximately 3 to 5 years, and in the case of the Municipal Income Portfolio, within a range of approximately 5 to 10 years.

THE DIVERSIFIED INCOME PORTFOLIO

     WTC's goal in managing the Diversified Income Portfolio is to gain additional return by analyzing the market complexities and individual security attributes which affect the returns of fixed-income securities. The Portfolio is intended to appeal to investors who want a thoughtful exposure to the broad fixed-income securities market and the high current returns that characterize the short-term to intermediate-term sector of that market.

     Given the short to intermediate average duration of the Diversified Income Portfolio's holdings and the current interest rate environment, the Portfolio should experience smaller price fluctuations than those experienced by longer term bond funds and a higher yield than fixed-price money market funds. Of course, the Portfolio will likely experience larger price fluctuations than money market funds and a lower yield than longer term bond funds. Given the quality of its holdings, which must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Portfolio will accept lower yields in order to avoid the credit concerns experienced by funds that invest in lower quality fixed-income securities.

THE MUNICIPAL INCOME PORTFOLIO

     WTC's goal in managing the Municipal Income Portfolio is to achieve high interest income that is exempt from federal income tax and to preserve capital by analyzing the market complexities and individual security attributes which



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affect the  returns of  municipal  securities  and other  types of  fixed-income securities. The Portfolio is intended to appeal to investors who want high current tax-free income with moderate price fluctuations.

     Given the intermediate average duration of the Municipal Income Portfolio's holdings and the current interest rate environment, the Portfolio should experience smaller price fluctuations than those experienced by longer term municipal funds and a higher yield than fixed-price tax-exempt money market funds. Of course, the Portfolio will likely experience larger price fluctuations than money market funds and a lower yield than longer term municipal funds. Given the quality of its holdings, which must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Portfolio should also experience lesser price fluctuations (as well as lower yields) than those experienced by funds that invest in lower quality tax-exempt securities.

     The Municipal Income Portfolio may invest in the securities of other investment companies within the limits prescribed by the 1940 Act. Under normal circumstances, the Portfolio intends to invest less than 5% of the value of its assets in the securities of other investment companies. In addition to the Portfolio's expenses (including the various fees), as a shareholder in another investment company, the Portfolio would bear its pro rata portion of the other investment company's expenses (including fees). However, the Portfolio's Investment Adviser will waive its investment advisory fee with respect to the assets of the Portfolio invested in other investment companies, to the extent of the advisory fee charged by any investment adviser to such investment company.

     Although it has no current intention of so doing, the Municipal Income Portfolio may also engage in certain investment strategies, such as entering into reverse repurchase agreements and short selling that may generate federally taxable income or capital gains. For additional information regarding such investment strategies, see "Investment Strategies that may be used by the Diversified Income Portfolio" in the Appendix to the Prospectus.

PORTFOLIO INVESTMENTS

     The Portfolios may purchase the following types of fixed-income securities:


     FIXED-INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed-income securities with buy-back features enable the Portfolios to recover principal upon tendering the securities to the issuer or a third party. These buy-back features are often supported by letters of credit issued by domestic or foreign banks. In evaluating a foreign bank's credit, WTC considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. The Municipal Income Portfolio will not acquire municipal securities with buy-back features if, in the opinion of counsel, the existence of a buy-back feature would alter the tax-exempt nature of interest payments on the underlying securities and cause those payments to be taxable to that Portfolio and its shareholders.

     Buy-back features include standby commitments, put bonds and demand features.

          STANDBY COMMITMENTS. The Portfolios may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Portfolio to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

          Ordinarily, a Portfolio will not transfer a standby commitment to a third party, although the Portfolio may sell securities subject to a standby commitment at any time. A Portfolio may purchase standby


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     commitments  separate  from or in  conjunction  with  the  purchase  of the securities subject to the commitments. In the latter case, the Portfolio may pay a higher price for the securities acquired in consideration for the commitment.

          PUT BONDS. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Portfolio in effect holds a demand obligation that bears interest at the prevailing short-term rate.

          In selecting put bonds for the Portfolios, WTC takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.


          DEMAND FEATURES. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days' notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.


     GUARANTEED INVESTMENT CONTRACTS. A guaranteed investment contract ("GIC") is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GIC's provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GIC's may have features which permit redemption by the issuer at a discount from par value.

     Generally, GIC's are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GIC's is subject to the limitations applicable to each Portfolio's acquisition of illiquid and restricted securities. The holder of GIC's is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. Neither Portfolio intends to invest more than 5% of its net assets in GIC's.

     ILLIQUID SECURITIES. A Portfolio may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in illiquid securities. For purposes of this limitation, repurchase agreements not entitling the holder to payment of principal within seven days and securities that are illiquid by virtue of legal or contractual restrictions on resale ("restricted securities") or the absence of a readily available market are considered illiquid.



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     Restricted   securities   may  be  sold   only  in   privately   negotiated
transactions, pursuant to an exemption from registration under the 1933 Act or in a registered public offering. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse before the Portfolio may sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it initially decided to sell the security.

     In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     To facilitate the increased size and liquidity of the institutional markets for unregistered securities, the SEC adopted Rule 144A under the 1933 Act. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities, and a Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

     The Board of Trustees has the ultimate responsibility for determining whether 144A securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to WTC pursuant to guidelines approved by the Board. WTC monitors the liquidity of 144A securities in each Portfolio's portfolio and reports periodically on such decisions to the Trustees. WTC takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that made quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers for the security and (5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how offers are solicited and the mechanics of the transfer).

          OVER-THE-COUNTER OPTIONS. All or a portion of the value of the instrument underlying an over-the-counter option may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Portfolio may have to close out the option before expiration.


     MORTGAGE-BACKED  SECURITIES.   Mortgage-backed  securities  are  securities
representing interests in a pool of mortgages secured by real property.

     Government National Mortgage Association ("GNMA") mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Veterans Administration. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government.

     The Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") both issue mortgage-backed securities that are


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similar to GNMA securities in that they represent interests in pools of mortgage loans. FNMA guarantees timely payment of interest and principal on its certificates and FHLMC guarantees timely payment of interest and ultimate payment of principal. FHLMC also has a program under which it guarantees timely payment of scheduled principal as well as interest. FNMA and FHLMC guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government.

     In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

     Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a pro-rata basis. In the case of collateralized mortgage obligations ("CMO's"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

     CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMO's described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

     Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -- "Interest Only" or "IO" -- and another class of holders receiving the principal repayments -- "Principal Only" or "PO." The yield to maturity of IO and PO classes are extremely sensitive to prepayments on the underlying mortgage assets.

     Although the Portfolios do not intend to invest in securities of investment companies generally, a Portfolio may invest in mortgage-backed securities that are issued by entities that would be considered investment companies under the Investment Company Act of 1940 ("1940 Act") but for an exemption from that Act granted by the Securities and Exchange Commission ("SEC"); and the Municipal Income Portfolio, as noted in the Prospectus, may invest in money market funds.


     MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel, exempt from federal income tax. These debt obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various privately owned or operated activities. The three general categories of municipal securities are general obligation, revenue or special obligation and private activity municipal securities.

          GENERAL OBLIGATION SECURITIES. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems. These obligations are secured by the municipality's pledge of principal and interest and are payable from the municipality's general unrestricted revenues.

          REVENUE OR SPECIAL OBLIGATION SECURITIES. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital


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     projects,  including  electric,  gas,  water and sewer  systems;  highways,
     bridges  and   tunnels;   port  and  airport   facilities;   colleges   and
     universities; and hospitals. These obligations are secured by revenues from a specific facility or group of facilities or, in some cases, from a specific revenue source such as an excise tax. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

               MUNICIPAL LEASE OBLIGATIONS. These revenue or special obligation securities may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Portfolios will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro rata, undivided interest in the total amount of the obligation.

               Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

               RESOURCE RECOVERY BONDS. A number of factors may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.


          PRIVATE ACTIVITY SECURITIES. Private activity securities may be issued by municipalities to finance privately owned or operated educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. The payment of principal and interest on these obligations generally depends upon the credit of the private owner/user of the facilities financed and, in certain instances, the pledge of real and personal property by the private owner/user. The interest income from certain types of private activity securities may be considered a tax preference item for purpose of the federal alternative minimum tax ("AMT").

     Short-term municipal securities include the following:


          TAX ANTICIPATION NOTES ("TANS") AND REVENUE ANTICIPATION NOTES ("RANS"). These notes are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most TANs and RANs are general obligations of the issuing entity payable from taxes or revenues, respectively, expected to be received within one year.


          BOND ANTICIPATION NOTES ("BANS"). These notes are issued with the expectation that principal and interest of the maturing notes will be paid out of proceeds from bonds to be issued concurrently or at a later date. BANs are issued most frequently by revenue bond issuers to finance such items as construction and mortgage purchases.


          CONSTRUCTION LOAN NOTES ("CLNS"). These notes are issued primarily by housing agencies to finance construction of projects for an interim period prior to a bond issue. CLNs are secured by a lien on the property under construction.


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     PARTICIPATION  INTERESTS AND  ASSET-BACKED  SECURITIES.  The Portfolios may
invest in participation interests in fixed-income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed-income securities. The Portfolios may also purchase participation interests in pools of securities backed by various types of fixed-income obligations, known as "asset-backed securities." For example, the Diversified Income Portfolio may purchase interests in fixed-income obligations generated by motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit card agreements. The Municipal Income Portfolio may purchase interests in leases of various types of municipal property.

     Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

     More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed-income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

     Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

      The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.

     Participation interests in pools of fixed-income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.

     The Municipal Income Portfolio will only invest in participation interests in municipal securities, municipal leases or in pools of securities backed by municipal assets if, in the opinion of counsel, any interest income on the participation interest will be exempt from federal income tax to the same extent as the interest on the underlying securities.

     VARIABLE AND FLOATING RATE SECURITIES. Each Portfolio may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain predetermined dates. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate securities provide for a specified periodic adjustment in the interest rate. In both cases, these adjustments are intended to result in the securities having a market value that approximates their par value.

     The variable rate nature of these securities decreases changes in their value due to interest rate fluctuations. As interest rates decrease or increase, the potential for capital gain and the risk of capital loss is less than would be the case for fixed-income securities. Variable and floating rate instruments with minimum or maximum rates set by state law are subject to somewhat greater fluctuations in value. Because the adjustment of interest rates on floating and variable rate securities is made in relation to a designated base rate or rate adjustment index, interest rates on these securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar stated maturities. Variable and floating rate instruments that are repayable on demand at a future date are deemed to have a maturity equal to the time remaining until the principal will be received on the assumption that the demand feature is exercised on the earliest possible date. For the purposes of evaluating the credit risks of variable and floating rate instruments, these instruments are deemed to have a maturity equal to the time remaining until the earliest date the holder is entitled to demand repayment of principal.

     Each Portfolio may also purchase inverse floaters which are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.


     WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, no payment is made by the purchaser and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss.

     A Portfolio will make a commitment to purchase when-issued securities only with the intention of actually acquiring the securities, but the Portfolio may dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A Portfolio may also sell the underlying securities before they are delivered which may result in gains or losses. A separate account for each Portfolio is established at the Fund's custodian bank, into which cash and/or liquid securities equal to the amount of when-issued purchase commitments is deposited. If the market value of the deposited securities declines, additional cash or securities will be placed in the account on a daily basis to cover the Portfolio's outstanding commitments.

     When a Portfolio purchases a security on a when-issued basis, the security is recorded as an asset on the commitment date and is subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery, the market value of the security may be higher or lower than its cost, and this may increase or decrease the Portfolio's net asset value. When payment for a when-issued security is due, a Portfolio will meet its obligations from then-available cash flow, the sale of the securities held in the separate account, the sale of other securities or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation carries with it the potential for the realization of capital gains or losses.

     The Municipal Income Portfolio may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness ("refunding contracts"). These contracts require the issuer to sell and the Portfolio to buy municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The offering proceeds are then used to refinance existing municipal obligations. Although the Municipal Income Portfolio may sell its rights under a refunding contract, the secondary market for these contracts may be less liquid than the secondary market for other types of municipal securities. The Portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts usually provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The Portfolio may secure its obligation under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provision of the refunding contract. When required by SEC guidelines, the Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under outstanding refunding contracts.


     ZERO COUPON BONDS. The Portfolios may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause a Portfolio to liquidate investments in order to make the required distributions.

     LENDING OF PORTFOLIO SECURITIES. Each Portfolio may make fully collateralized loans of its portfolio securities. The Municipal Income Portfolio has no current intention of so doing, and would lend its portfolio securities only under unusual market conditions, since the interest income that a Portfolio receives from lending its securities is considered taxable income.

     When a Portfolio lends its portfolio securities, it will retain all or a portion of the interest received on investment of the cash collateral or will receive a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities will pass to the borrower, the Portfolio will retain the right to call a loan at any time on reasonable notice, and will do so to exercise voting rights, or rights to consent, on any matter materially affecting the investment. A Portfolio may also call these loans in order to sell the securities.

     OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. Although the Municipal Income Portfolio has no current intention of so doing, each Portfolio may use options, futures contracts and (with respect to the Diversified Income Portfolio only) forward currency contracts as described in the Appendix to the Prospectus. For additional information regarding such investment strategies, see the discussion in Appendix A to this Statement of Additional Information.

CONCENTRATION POLICY -- THE MUNICIPAL INCOME PORTFOLIO

     The Municipal Income Portfolio may invest more than 25% of its assets in sectors of the municipal securities market, such as the health care, housing or electric utilities sectors.

     HEALTH CARE SECTOR. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for those programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following may adversely affect the industry: adoption of legislation proposing a national health insurance program; medical and technological advances which alter the demand for health services or the way in which such services are provided; and efforts by employers, insurers and governmental agencies to reduce the costs of health insurance and health care services.

     Health care facilities include life care facilities, nursing homes and hospitals. Bonds to finance these facilities are typically secured by the revenues from the facilities and not by state or local government tax payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be a risk of default in the payment of principal or interest on a bond issue if the facility does not maintain adequate financial reserves for debt service.

     HOUSING SECTOR. Housing revenue bonds typically are issued by state, county and local housing authorities and are secured only by the revenues of mortgages originated by those authorities using the proceeds of the bond issues. Factors that may affect the financing of multi-family housing projects include acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes in regulatory requirements.

     Since the demand for mortgages from the proceeds of a bond issue cannot be precisely predicted, the proceeds may be in excess of demand, which would result in early retirement of the bonds by the issuer. Since the cash flow from mortgages cannot be precisely predicted, differences in the actual cash flow from the assumed cash flow could have an adverse impact upon the issuer's ability to make scheduled payments of principal and interest or could result in early retirement of the bonds.

     Scheduled principal and interest payments are often made from reserve or sinking funds. These reserves are funded from the bond proceeds, assuming certain rates of return on investment of the reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate.

     ELECTRIC UTILITIES SECTOR. The electric utilities industry has experienced, and may experience in the future: problems in financing large construction programs in an inflationary period; cost increases and delays caused by environmental considerations (particularly with respect to nuclear facilities); difficulties in obtaining fuel at reasonable prices; the effects of conservation on the demand for energy; increased competition from alternative energy sources; and the effects of rapidly changing licensing and safety requirements.


                             SPECIAL CONSIDERATIONS

     YIELD FACTORS. The yields on fixed-income securities depend on a variety of factors, including general debt market conditions, effective marginal tax rates, general conditions in the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation and the rating of the issue. In an attempt to capitalize on the differences in the yield and price of fixed-income securities of differing maturities, maturities may be varied according to the structure and level of interest rates and WTC's expectations of changes in those rates. The interest rate and price relationships between different categories of fixed-income securities of the same or generally similar maturity tend to reflect broad swings in interest rates and relative supply and demand. Disparities in yield relationships may afford opportunities to invest in more attractive market sectors or specific issues. Changing preferences and circumstances of lenders and borrowers in different market sectors may also present market trading opportunities. WTC may sell securities held for brief periods of time if it believes that a transaction, net of costs (including taxes with respect to the Municipal Income Portfolio), will improve the overall return of a Portfolio.

     RATINGS. Moody's and S&P are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's and S&P to the securities in which the Portfolios may invest is included in Appendix B to this Statement of Additional Information. These ratings represent the opinions of these rating services as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. WTC attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. In that event, WTC will consider whether it is in the best interest of the Portfolio to continue to hold the securities.

     CREDIT RISK. Although each Portfolio's quality standards are designed to minimize the credit risk of investments by the Portfolio, that risk cannot be entirely eliminated. The securities in which a Portfolio may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that litigation or other conditions may adversely affect the power or ability of issuers to meet interest and principal payments on their debt obligations.

THE MUNICIPAL INCOME PORTFOLIO

     PROPOSED LEGISLATION. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. For example, federal tax law now limits the types and amounts of tax-exempt bonds issuable for industrial development and other types of private activities. These limitations may affect the future supply and yields of private activity securities. Further proposals affecting the value of tax-exempt securities may be introduced in the future. In addition, proposals have been made, such as that involving the "flat tax," that could reduce or eliminate the value of that exemption. If the availability of municipal securities for investment or the value of the Municipal Income Portfolio's holdings could be materially affected by such changes in the law, the Trustees would reevaluate the Portfolio's investment objective and policies or consider the Portfolio's dissolution.


                             INVESTMENT LIMITATIONS

     The investment limitations described below are fundamental, and may not be changed with respect to either Portfolio without the affirmative vote of the lesser of (i) 67% of the shares of the Portfolio present at a shareholders' meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio.

     Each Portfolio will not as a matter of fundamental policy:

          (1) purchase securities of any one issuer if as a result more than 5% of the Portfolio's total assets would be invested in such issuer or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to these limitations and provided that these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

          (2) purchase securities of any issuer if, as a result, more than 25% of its total assets would be invested in securities of a particular industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to municipal securities;

          (3) borrow money, except (i) from a bank for temporary or emergency purposes (not for leveraging or investment) or (ii) by engaging in reverse repurchase agreements, provided that borrowings do not exceed an amount equal to one-third of the current value of the Portfolio's assets taken at market value, less liabilities other than borrowings;

          (4) underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with
     (i) the disposition of any portfolio security, or (ii) the disposition of restricted securities;

          (5) purchase or sell real estate or real estate limited partnership interests, but this limitation shall not prevent the Portfolio from investing in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

          (6) invest in commodities or commodity contracts, except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts;

          (7) make loans, except by (i) the purchase of a portion of an issue of debt securities in accordance with the Portfolio's investment objective, policies and limitations, (ii) engaging in repurchase agreements, or (iii) engaging in securities loan transactions limited to one-third of the Portfolio's total assets; or

          (8) issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, and provided that the Portfolio may issue shares of additional series or classes that the Trustees may establish, and provided further that futures, options and forward currency transactions will not be deemed to be senior securities for this purpose.

     For purposes of investment limitation (2), repurchase agreements fully collateralized by U.S. Government obligations are treated as U.S. Government obligations.

          The following non-fundamental policies have been adopted by the Fund's Board of Trustees with respect to each Portfolio and may be changed by the Board without shareholder approval. As a matter of non-fundamental policy, each Portfolio will not:

          (1) (i) purchase or retain the securities of any open-end investment company except the Municipal Income Portfolio may invest in money market funds, or (ii) purchase the securities of any closed-end investment company except in the open market where no commission except the ordinary broker's commission is paid, provided that in any event the Portfolio may not invest more than 10% of its total assets in securities issued by investment companies, invest more than 5% of its total assets in securities issued by any one investment company or purchase more than 3% of the voting securities of any one such investment company. This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of merger, consolidation, reorganization or acquisition of assets;

          (2) purchase or otherwise acquire any security or invest in a repurchase agreement with respect to any securities if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. Securities used to cover over-the-counter ("OTC") call options written by the Portfolio are considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure is considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option;

          (3) purchase securities for investment while any bank borrowing equaling 5% or more of the Portfolio's total assets is outstanding;

          (4) pledge, mortgage or hypothecate the Portfolio's assets except the Portfolio may pledge securities having a market value at the time of the pledge not exceeding one-third of the value of the Portfolio's total assets to secure borrowing, and the Portfolio may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

          (5) make short sales of securities except that the Portfolio may make short sales against the box;

          (6) purchase securities on margin, except that (i) the Portfolio may obtain short-term credit for the clearance of transactions; and (ii) the Portfolio may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and options thereon;

          (7) when engaging in options, futures and forward currency contract strategies, a Portfolio will either: (i) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (ii) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets;

          (8) purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Portfolio's total assets. For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account and the in-the-money amount of an option that is in-the-money at the time of purchase is excluded; or

          (9) write put or call options having aggregate exercise prices greater than 25% of the Portfolio's net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options.

     Whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, that percentage shall be determined, or that standard shall be applied, immediately after the Portfolio's acquisition of the security or other asset. Accordingly, any later increase or decrease resulting from a change in the market value of a security or in the Portfolio's net or total assets will not cause the Portfolio to violate a percentage limitation. Similarly, any later change in quality, such as a rating downgrade or the delisting of a warrant, will not cause the Portfolio to violate a quality standard.

     "Value" for the purposes of all investment limitations shall mean the value used in determining the net asset value of each Portfolio.

                              TRUSTEES AND OFFICERS

     The Fund has a Board, presently composed of five Trustees, which supervises Portfolio activities and reviews contractual arrangements with companies that provide the Portfolios with services. The Fund's Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees also serve in similar capacities for The Rodney Square Fund, The Rodney Square Tax-Exempt Fund and The Rodney Square Multi-Manager Fund. Those Trustees who are "interested persons" of the Fund (as defined in the 1940 Act) by virtue of their positions with Rodney Square Management Corporation ("RSMC") or WTC are indicated by an asterisk (*).


MARTIN L. KLOPPING, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Trustee, age 44, was President and Director of RSMC from 1984 to January 1998. He was also a Director of RSD, from 1992 to January 1998. He is a Chartered Financial Analyst and member of the SEC Rules and Investment Advisers Committees of the Investment Company Institute.


ERIC BRUCKER, School of Management, University of Michigan, Dearborn, MI 48128, Trustee, age 56, has been Dean of the School of Management at the University of Michigan since June 1992. He was Professor of Economics, Trenton State College from September 1989 through June 1992. He was Vice President for Academic Affairs, Trenton State College from September 1989 through June 1991. From 1976 until September 1989, he was Dean of the College of Business and Economics and Chairman of various committees at the University of Delaware. He is also a member of the Detroit Economic Club, Financial Executive Institute and Leadership Detroit.

FRED L. BUCKNER, 5 Hearth Lane, Greenville, DE 19807, Trustee, age 66, has retired as President and Chief Operating Officer of Hercules Incorporated (diversified chemicals), positions he held from March 1987 through March 1992. He also served as a member of the Hercules Incorporated Board of Directors from 1986 through March 1992.


*ROBERT J. CHRISTIAN, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, President and Trustee, age 49, has been Chief Investment Officer of WTC since February 1996 and Director of RSMC since February 1996. He was Chairman and Director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group, Inc. from 1994 to 1996. He was Chief Investment Officer of PNC Bank, N.A. from 1992 to 1996, Director of Provident Capital Management from 1993 to 1996, and Director of Investment Strategy PNC Bank, N.A. from 1989 to 1992. He is also a Trustee of LaSalle University and a member of the Board of Governors for the Pennsylvania Economy League.


JOHN J. QUINDLEN, 313 Southwinds, 1250 West Southwinds Blvd., Vero Beach, FL 32963, Trustee, age 65, has retired as Senior Vice President-Finance of E.I. du Pont de Nemours and Company, Inc. (diversified chemicals) a position he held from 1984 to November 30, 1993. He served as Chief Financial Officer of E.I. du Pont de Nemours and Company, Inc. from 1984 through June 30, 1993. He also serves as a director of St. Joe Paper Co. and a Trustee of Kalmar Pooled Investment Trust.

JOSEPH M. FAHEY, JR., Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Vice President, age 41, has been with RSMC since 1984, as a Secretary of RSMC since 1986, a Director of RSMC since 1989 and a Vice President of RSMC since 1992. He was an Assistant Vice President of RSMC from 1988 to January 1992.


NINA M. WEBB, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Vice President, age 44, has been an Equity Portfolio Manager at WTC since March 1987. A Chartered Financial Analyst, she previously was employed by the University of Delaware as Senior Investment Analyst (1985-86), Investment Analyst (1982-85), and Accountant (1976-82).


JOHN J. KELLEY, 400 Bellevue Parkway, Wilmington, DE 19809, Vice President and Treasurer, age 38, has been a Vice President of PFPC Inc. ("PFPC") since January 1998. He was a Vice President of RSMC from 1995 to January 1998 and an Assistant Vice President of RSMC from 1989 to 1995.

CARL M. RIZZO, ESQ., Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, Secretary, age 46, was appointed Vice President of RSMC in July, 1996. From 1995 to 1996 he was Assistant General Counsel of Aid Association for Lutherans (a fraternal benefit association); from 1994 to 1995 Senior Associate Counsel of United Services Automobile Association (an insurance and financial services firm); and from 1987 to 1994 Special Counsel or Attorney-Adviser with a federal government agency.





     The fees and expenses of the Trustees who are not "interested persons" of the Fund ("Independent Trustees"), as defined in the 1940 Act, are paid by each Portfolio. For the fiscal year ended October 31, 1997, such fees and expenses amounted to $5,400 per Portfolio. The following table shows the fees paid during calendar 1997 to the Independent Trustees for their services to the Fund and to the Rodney Square Family of Funds. On November 30, 1997 the Trustees and officers of the Fund, as a group, owned beneficially, or may be deemed to have owned beneficially, less than 1% of the outstanding shares of the Diversified Income Portfolio and the Municipal Income Portfolio.


                               1997 TRUSTEES FEES

                                TOTAL FEES FROM       TOTAL FEES FROM THE RODNEY
      INDEPENDENT TRUSTEE           THE FUND            SQUARE FAMILY OF FUNDS
      -------------------           --------          --------------------------

      Eric Brucker                  $3,600                        $12,700

      Fred L Buckner                $3,600                        $12,700

      John J. Quindlen              $3,600                        $12,700



                            WILMINGTON TRUST COMPANY


     The Investment Adviser to the Portfolios, WTC, is a state-chartered bank organized as a Delaware corporation in 1903. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company. The Portfolios benefit from the experience, conservative values and special heritage of WTC. WTC is a financially strong bank and enjoys a reputation for providing exceptional consistency, stability and discipline in managing both short-term and long-term investments. WTC is Delaware's largest full-service bank and, with more than $96 billion in trust, custody and investment management assets, WTC ranks among the nation's leading money management firms. As of December 31, 1996, the trust department of WTC was the seventeenth largest in the United States as measured by discretionary assets under management. WTC is engaged in a variety of investment advisory activities, including the management of collective investment pools, and has nearly a century of experience managing the personal investments of high net-worth individuals. Its current roster of institutional clients includes several Fortune 500 companies. In addition to serving as Investment Adviser to the Portfolios, WTC also manages over $3 billion in fixed-income assets for various other institutional clients. Certain departments in WTC engage in investment management activities that utilize a variety of investment instruments, such as interest rate futures contracts, options on U.S. Treasury securities and municipal forward contracts. Of course, there can be no guarantee that either Portfolio will achieve its investment objective or that WTC will perform its services for each in a manner which would cause it to satisfy its objective. WTC is also the Custodian of the Portfolios' assets.


     Several affiliates of WTC are also engaged in the investment advisory business. Wilmington Trust FSB, a wholly owned subsidiary of Wilmington Trust Corporation, exercises investment discretion over certain institutional accounts. Wilmington Brokerage Services Company, a wholly owned subsidiary of WTC, is a registered investment adviser and a registered broker-dealer.

                          INVESTMENT ADVISORY SERVICES

     ADVISORY AGREEMENTS. WTC serves as Investment Adviser to the Diversified Income Portfolio pursuant to an Advisory Agreement with the Fund dated April 1, 1991; WTC serves as Investment Adviser to the Municipal Income Portfolio pursuant to an Advisory Agreement with the Fund dated November 1, 1993 (the "Advisory Agreements"). Under the Advisory Agreements, WTC directs the investments of each Portfolio in accordance with that Portfolio's investment objectives, policies and limitations.

     For WTC's services under the Advisory Agreements, each Portfolio pays WTC a monthly fee at the annual rate of 0.50% of the average daily net assets of the Portfolio. The average is computed on the basis of each Portfolio's daily net assets, as determined at the close of business on each day throughout the month. For the fiscal years ended October 31, 1997, 1996, and 1995, of the $157,518, $164,315, and $158,066, respectively, paid in advisory fees by the Diversified Income Portfolio, WTC waived $148,754, $144,473 and $156,223, respectively, for providing advisory services to that Portfolio. For the fiscal years ended October 31, 1997, 1996, and 1995, WTC waived all of its advisory fee for providing advisory services to the Municipal Income Portfolio amounting to $82,587, $81,460 and $73,172, respectively.

     WTC has agreed to waive its advisory fee or reimburse each Portfolio monthly to the extent that expenses incurred by the Portfolio (excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed an annual rate of 0.75% of the average daily net assets of the Portfolio. This undertaking, which is not contained in the Advisory Agreements, is fixed through February, 1999, but may be amended or rescinded thereafter.

     Under the Advisory Agreements, the Fund on behalf of each Portfolio assumes responsibility for paying all Fund expenses other than those expressly stated to be payable by WTC. Such expenses include without limitation: (a) fees payable for administrative services; (b) fees payable for accounting services; (c) the cost of obtaining quotations for calculating the value of the assets of each Portfolio; (d) interest and taxes; (e) brokerage commissions, dealer spreads and other costs in connection with the purchase or sale of securities; (f) compensation and expenses of its Trustees other than those who are "interested persons" of the Fund (as defined in the 1940 Act); (g) legal and audit expenses;
(h) fees and expenses related to the registration and qualification of the Fund and its shares for distribution under state and federal securities laws; (i) expenses of typesetting, printing and mailing reports, notices and proxy material to shareholders of the Fund; (j) all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; (k) premiums for fidelity bond and other insurance coverage; (l) the Fund's association membership dues; (m) expenses of typesetting for printing Prospectuses; (n) expenses of printing and distributing Prospectuses to existing shareholders; (o) out-of-pocket expenses incurred in connection with the provision of custodial and transfer agency services; (p) service fees payable by each Portfolio to the Distributor for providing personal services to the shareholders of each Portfolio and for maintaining shareholder accounts for those shareholders; (q) distribution fees; and (r) such non-recurring expenses as may arise, including costs arising from threatened actions, actions, suits and proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify its Trustees and officers with respect thereto.

     The Advisory Agreements provide that WTC shall not be liable to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the Agreements or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Portfolios, in the absence of WTC's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the Agreements.

     The Advisory Agreement with respect to the Diversified Income Portfolio became effective on April 1, 1991 and continues in effect from year to year with respect to that Portfolio as long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Advisory Agreement with respect to the Municipal Income Portfolio became effective on November 1, 1993 and continues in effect from year to year with respect to that Portfolio as long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees.

     The Advisory Agreements terminate automatically in the event of their assignment. The Agreements are also terminable (i) by the Fund (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the affected Portfolio), without payment of any penalty, on 60 days' written notice to WTC; or (ii) by WTC on 60 days' written notice to the Fund.



                     ADMINISTRATION AND ACCOUNTING SERVICES

     Under an Administration and Accounting Services Agreement with the Fund, PFPC, 400 Bellevue Parkway, Wilmington, Delaware 19809, performs certain administrative and accounting services for the Fund. These services include preparing shareholder reports, providing statistical and research data, assisting WTC in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Portfolios. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Fund. The accounting services performed by PFPC for the Portfolios include determining the net asset value per share of each portfolio and maintaining records relating to the Portfolios' securities transactions.


     The Administration and Accounting Services Agreement provides that PFPC and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its Portfolios in connection with the matters to which the Administration Agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration Agreement.


     Under a Secretarial Services Agreement with the Fund, RSMC performs certain corporate secretarial services on behalf of the Portfolios. These services include supplying office facilities, non-investment related statistical and research data, and executive and administrative services; preparing and distributing all materials necessary for meetings of the Trustees and shareholders of the Fund; and preparing and arranging for filing, printing, and distribution of proxy materials and post-effective amendments to the Fund's registration statement. WTC pays RSMC for the provision of these services out of its advisory fee.


                             DISTRIBUTION AGREEMENT

     RSD serves as Distributor of Portfolio shares pursuant to a Distribution Agreement with the Fund, effective December 31, 1992 with respect to the Diversified Income Portfolio and effective November 1, 1993 with respect to the Municipal Income Portfolio. For the fiscal year ended October 31, 1997, RSD received underwriting commissions of $582 and $936, respectively, in connection with the sales of shares of the Diversified Income Portfolio and Municipal Income Portfolio. For the fiscal year ended October 31, 1996, RSD received underwriting commissions of $1,824 and $3,222, respectively, in connection with the sale of shares of the Diversified Income Portfolio and Municipal Income Portfolio. For the fiscal year ended October 31, 1995, RSD received underwriting commissions of $4,942 and $1,800, respectively, in connection with the sale of shares of the Diversified Income Portfolio and Municipal Income Portfolio.

     Pursuant to the terms of the Distribution Agreement, RSD is granted the right to sell shares of the Portfolios as agent for the Fund.


     The Distribution Agreement provides that RSD, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Agreement, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of Portfolio shares.

     The Distribution Agreement continues in effect from year to year as long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment. The Agreement is also terminable without payment of any penalty with respect to either Portfolio (i) by the Fund (by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund or by vote of a majority of the outstanding voting securities of the Fund) on 60 days' written notice to RSD; or (ii) by RSD on 60 days' written notice to the Fund.







                             PORTFOLIO TRANSACTIONS

     All portfolio transactions are placed on behalf of the Portfolios by WTC pursuant to authority contained in the Advisory Agreements. Most purchases and sales of securities by the Portfolios are with the issuers or underwriters of, or dealers in, those securities, acting as principal. There is generally no stated commission in the case of fixed-income securities, but the price paid by a Portfolio usually includes a dealer spread or mark-up. In underwritten offerings, the price paid includes a fixed underwriting commission or discount retained by the underwriter or dealer.

     Transactions on U.S. stock exchanges, futures markets and other agency transactions involve the payment by the Portfolios of negotiated brokerage commissions. Brokers may charge different commissions based on such factors as the difficulty and size of the transaction. Transactions in foreign securities by the Diversified Income Portfolio may involve the payment of fixed brokerage commissions, which may be higher than those in the United States. During the fiscal years ended October 31, 1997, 1996 and 1995, the Portfolios paid no brokerage commissions.

     The primary objective of WTC in placing orders on behalf of the Portfolios for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where commission rates are negotiable, at competitive rates. In selecting a broker or dealer to execute a portfolio transaction, WTC considers among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the commission or the amount of the mark-up to be charged; (iii) the size and difficulty of the order; (iv) the reliability, integrity, financial condition and general execution and operational capability of the broker or dealer; and (v) the quality of the execution and research services provided by the broker or dealer to the Portfolios and to other discretionary accounts advised by WTC and its affiliates.

     The Portfolios may pay higher commissions in return for execution and research services, but only if WTC has determined that those commissions are reasonable in relation to the value of the execution and research services that have been or will be provided to the Portfolios and to any other discretionary accounts advised by WTC or its affiliates. In reaching this determination, WTC will not attempt to place a specific dollar value on the execution and research services provided or to determine what portion of the compensation should be related to those services. Execution and research services may include: pricing services; quotation services; purchase and sale recommendations; the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities and economic factors and trends; and functions incidental to the portfolio transactions, such as clearance and settlement.

     Some of the other discretionary accounts advised by WTC and its affiliates, including the other investment companies that they advise, have investment objectives and policies similar to those of the Portfolios. WTC or a WTC affiliate may purchase or sell a given security for those accounts on the same day that it purchases or sells that security for a Portfolio. In those instances, the demand for the security being purchased or the supply of the security being sold may increase, and this could have an adverse effect on the price of the security. In other instances, however, the ability of a Portfolio to participate in a volume transaction will produce better price and execution. If two or more of the discretionary accounts advised by WTC and its affiliates simultaneously purchase or sell the same security, WTC and its affiliates average purchases and sales as to price and allocate such purchases and sales according to a formula considered by the officers of each affected investment company and by the officers of WTC and its affiliates to be equitable to each account.

     On occasion, some of the other discretionary accounts advised by WTC and its affiliates may have investment objectives and policies that are dissimilar to those of the Portfolios, causing WTC and its affiliates to buy a security for one discretionary account while simultaneously selling the security for another account. In accordance with applicable SEC regulations, one discretionary account may sell a security to another account. It is the policy of WTC and its affiliates not to favor one discretionary account over another in placing purchase and sale orders. However, there may be circumstances when purchases or sales for one or more discretionary accounts will have an adverse effect on other accounts.


                               PORTFOLIO TURNOVER

     The portfolio turnover rate for a given fiscal period is the ratio of the lesser of purchases or sales of portfolio securities during the period to the monthly average of the value of portfolio securities held during the period, excluding securities with maturities or expiration dates at acquisition of one year or less. A Portfolio's turnover rate is not a limiting factor when WTC considers making a change in the Portfolio's holdings.


     The frequency of portfolio transactions and a Portfolio's turnover rate will vary from year to year depending on market conditions. The portfolio turnover rate for the Diversified Income Portfolio for the years ended October 31, 1997 and 1996 was 83.54% and 85.77%, respectively. The portfolio turnover rate for the Municipal Income Portfolio for the fiscal years ended October 31, 1997 and 1996 was 28.56% and 15.91%, respectively.



                                   REDEMPTIONS


     To ensure proper authorization before redeeming shares of the Portfolios, PFPC may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and tax waivers required in some states when settling estates.


     Clients of WTC who have purchased shares through their trust accounts at WTC and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact WTC or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, PFPC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Fund will act as quickly as possible to minimize delay.

     The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding. (See "Dividends, Other Distributions and Taxes" in the Prospectus.)

     A shareholder's right to redeem shares and to receive payment therefor may be suspended when (a) the New York Stock Exchange (the "Exchange") is closed other than for customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Portfolio's securities or to determine the value of a Portfolio's assets, or (d) ordered by a governmental body having jurisdiction over the Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b),
(c) or (d) exists. In case of such suspension, shareholders of the affected Portfolio may withdraw their requests for redemption or may receive payment based on the net asset value per share of the Portfolio next determined after the suspension is lifted.

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value per share of the applicable Portfolio. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of the applicable Portfolio during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.


                          NET ASSET VALUE AND DIVIDENDS


     NET ASSET VALUE. The net asset value per share of each Portfolio is determined by dividing the value of the Portfolio's net assets by the total number of Portfolio shares outstanding. This determination is made by PFPC as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Fund is open for business. The Fund is open for business on days when the Exchange, PFPC and the Philadelphia branch office of the Federal Reserve are open for business ("Business Day").


     Securities and other assets for which market quotations are readily available are valued based upon market quotations, provided such quotations adequately reflect, in the opinion of WTC, the fair value of those securities. Currently, such prices are determined using the last reported sale price in the principal market where the securities are traded or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that in the case of preferred stock and any other equity securities held by the Diversified Income Portfolio, if no sales are reported in the principal market where the securities are traded, at the mean between the last reported bid and asked prices in that market. Debt instruments with remaining maturities of 60 days or less are valued on the basis of their amortized cost. All other securities and other assets are valued at their fair value as determined in good faith by WTC under the general supervision of the Board of Trustees.


     Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, municipal securities and certain foreign securities. These investments may be valued on the basis of prices provided by pricing services when those prices are believed to reflect the fair market value of the securities. Valuations furnished by a pricing service are based upon a computerized matrix system or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing services and the quality of valuations are reviewed by WTC under the general supervision of the Trustees.


     The calculation of each Portfolio's net asset value per share may not take place contemporaneously with the determination of the prices of many of the fixed-income securities used in the calculation. If events materially affecting the value of those securities occur between the time when their prices are determined and the time when net asset value is determined, the securities will be valued at fair value, as determined in good faith by WTC under the general supervision of the Trustees.


     DIVIDENDS. Dividends are declared on each Business Day for each Portfolio. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-Business Days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period.

                             PERFORMANCE INFORMATION

     The performance of a Portfolio may be quoted in terms of its yield and its total return in advertising and other promotional materials ("performance advertisements"). Yields and total returns may be quoted numerically or in a table, graph or similar illustration. Performance data quoted represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance of each Portfolio will vary based on changes in market conditions and the level of the Portfolio's expenses.

     YIELD CALCULATIONS. From time to time, each Portfolio may advertise its yield. Yield is calculated by dividing the Portfolio's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:


                          YIELD = 2[((A-B)/CD + 1)6-1]


            where:

                  a   = dividends and interest earned during the period;

                  b   = expenses accrued for the period (net of reimbursements);

                  c   = the average  daily number of shares  outstanding  during the period that were entitled to receive dividends; and

                  d   = the maximum  offering price per share on the last day of the period.

The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.


     Except as noted below, in determining interest earned during the period (variable "a" in the above formula), PFPC calculates the interest earned on each debt instrument held by a Portfolio during the period by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii) multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by the Portfolio, interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Portfolio.


     For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income.


     In determining dividends earned by any preferred stock or other equity securities held by the Diversified Income Portfolio during the period (variable "a" in the above formula), PFPC accrues the dividends daily at their stated dividend rates. Capital gains and losses generally are excluded from yield calculations. The Diversified Income Portfolio's yield for the 30-day period ended October 31, 1997 was 5.91%. Without fee waivers by WTC during the period, the yield for that Portfolio would have been 5.48%. The Municipal Income Portfolio's yield for the 30-day period ended October 31, 1997 was 3.95%. Without fee waivers by WTC and RSMC during the period, the yield for that Portfolio would have been 3.09%.

     Because yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, a Portfolio's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to the Portfolio in the Fund's financial statements.


     Yield information may be useful in reviewing a Portfolio's performance and in providing a basis for comparison with other investment alternatives. However, the Portfolios' yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, the Portfolios' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolios' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Portfolios' holdings, thereby reducing the current yields of the Portfolios. In periods of rising interest rates, the opposite can be expected to occur.

     TAX-EQUIVALENT YIELD CALCULATIONS. From time to time, the Municipal Income Portfolio may advertise its tax-equivalent yield. That Portfolio's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment after taxes to equal the Portfolio's tax-exempt yield. Tax-equivalent yield is computed by (i) dividing that portion of the Portfolio's yield that is tax-exempt by one minus a stated income tax rate and (ii) adding the product to that portion, if any, of the Portfolio's yield that is not tax-exempt. For purposes of this formula, tax-exempt yield is yield that is exempt from federal income tax.


     The following table, which is based upon individual federal income tax rates in effect on the date of this Statement of Additional Information, illustrates the yields that would have to be achieved on taxable investments to produce a range of hypothetical tax-equivalent yields:



                           TAX-EQUIVALENT YIELD TABLE



 Federal Marginal                  TAX-EQUIVALENT YIELDS BASED ON
INCOME TAX BRACKET                      TAX-EXEMPT YIELDS OF:
------------------    --------------------------------------------------

                      4%      5%      6%      7%      8%      9%     10%
                      --      --      --      --      --      --     ---

      28%            5.6     6.9     8.3     9.7    11.1    12.5    13.9
      31%            5.8     7.2     8.7    10.1    11.6    13.0    14.5
      36%            6.3     7.8     9.4    10.9    12.5    14.1    15.6
     39.6%           6.6     8.3     9.9    11.6    13.2    14.9    16.6


     TOTAL RETURN CALCULATIONS. From time to time, each Portfolio may advertise its average annual total return. A Portfolio's average annual total return is calculated according to the following formula:

                               P (1 + T)N = ERV

      where:

                  P   = a hypothetical initial payment of $1,000;
                  T   = average annual total return;
                  n   = number of years; and
                  ERV = ending  redeemable  value  at  end of  the  period  of a hypothetical $1,000 payment made at the beginning of that period.

     The time periods used are based on rolling calendar quarters, updated to the last day of the most recent calendar quarter prior to submission of the advertisement for publication. Average annual total return, or "T" in the formula above, is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value ("ERV"). In calculating average annual total return, all dividends and other distributions by the Portfolio are assumed to have been reinvested at net asset value on the reinvestment date during the period.


     The  following   table   reflects  the   Diversified   Income   Portfolio's
standardized and non-standardized average annual total return for the periods stated below:


                AVERAGE ANNUAL TOTAL RETURN FOR DIVERSIFIED INCOME PORTFOLIO

                                                      April 2, 1991
                                                     (Commencement of
               One-Year ended      Five-Years       Operations) through
              OCTOBER 31, 1997   OCTOBER 31, 1997    OCTOBER 31, 1997
              ----------------   ----------------   -------------------

                    7.13%             6.16%             7.19%


                 AVERAGE ANNUAL TOTAL RETURN FOR MUNICIPAL INCOME PORTFOLIO


                                                     November 1, 1993
                                                     (Commencement of
                                   Five-Years       Operations) through
                                 OCTOBER 31, 1997    OCTOBER 31, 1997
                                 ----------------   -------------------

                                       6.85%               4.92%


     While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Portfolios' performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Portfolios.


     Each Portfolio may also include in its performance advertisements total return quotations that are not calculated according to the formula set forth above ("non-standardized total return"). For example, the Portfolios may quote unaveraged or cumulative total returns in performance advertisements which reflect the change in the value of an investment in a Portfolio over a stated period. PFPC calculates cumulative total return for each Portfolio for a specific time period by assuming an initial investment of $1,000 in shares of the Portfolio and the reinvestment of dividends and other distributions. PFPC then determines the percentage rate of return on the hypothetical $1,000 investment by: (i) subtracting the value of the investment at the beginning of the period from the value of the investment at the end of the period; and (ii) dividing the remainder by the beginning value. The Diversified Income Portfolio's cumulative total return for the one-year period ended October 31, 1997, the five-year period ended October 31, 1997 and for the period from April 2, 1991 (commencement of operations) through October 31, 1997 was 7.13%, 34.84% and 57.94%, respectively. The Municipal Income Portfolio's cumulative total return for the one-year period ended October 31, 1997 and for the period from November 1, 1993 (commencement of operations) through October 31, 1997 was 6.85% and 21.19%, respectively.


     Average annual and cumulative total returns for the Portfolios may be quoted as a dollar amount, as well as a percentage, and may be calculated for a series of investments or a series of redemptions, as well as for a single investment or a single redemption, over any time period. Total returns may be broken down into their components of income and capital gain (including capital gains and changes in share price) to illustrate the relationship of those factors and their contributions to total return.

     The following table shows the income and capital elements of the Diversified Income Portfolio's total return and compares them to the cost of living (as measured by the Consumer Price Index) over the same periods. During the periods quoted, interest rates and bond prices fluctuated widely; the table should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the Diversified Income Portfolio today.


     During the period from April 2, 1991 (Commencement of Operations) through October 31, 1997, a hypothetical $10,000 investment in the Diversified Income Portfolio would have been worth $15,794 assuming all distributions were reinvested. During the period November 1, 1993 (Commencement of Operations) through October 31, 1997, a hypothetical $10,000 investment in Municipal Income Portfolio would have been worth $12,119


                    CHANGE IN $10,000 HYPOTHETICAL INVESTMENT

DIVERSIFIED INCOME PORTFOLIO

                                       Value of                     Increase in
              Value of    Value of    Reinvested                     Cost of
  Period      Initial    Reinvested     Capital                       Living
  Ended       $10,000     income          Gain                      (Consumer
OCTOBER 31   INVESTMENT  DIVIDENDS    DISTRIBUTIONS   TOTAL VALUE  PRICE INDEX)
----------   ----------  ---------    -------------   -----------  ------------

   1997       $10,456      $5,178        $159           $15,793       19.9%
   1996       $10,360      $4,225        $157           $14,742       17.3%
   1995       $10,464      $3,393        $159           $14,016       13.7%
   1994       $ 9,936      $2,382        $151           $12,469       10.6%
   1993       $10,784      $1,856        $126           $12,766        7.9%
   1992       $10,560      $1,129        $ 23           $11,712        5.0%
   1991       $10,288      $  401        $  0           $10,689        1.8%


     Explanatory Note: A hypothetical initial investment of $10,000 on April 2, 1991, together with the aggregate cost of reinvested dividends and capital gain distributions for the entire period covered (their cash value at the time they were reinvested), would have amounted to $15,281. If dividends and capital gain distributions had not been reinvested, the total value of the investment in the Portfolio over time would have been smaller, and cash payments for the period would have amounted to $4,136 for income dividends and $142 for capital gain distributions. Without fee waivers from the Portfolio's service providers and expense reimbursements by WTC, the Portfolio's returns would have been lower.


MUNICIPAL INCOME PORTFOLIO


                                       Value of                     Increase in
              Value of    Value of    Reinvested                     Cost of
  Period      Initial    Reinvested     Capital                       Living
  Ended       $10,000     income          Gain                      (Consumer
OCTOBER 31   INVESTMENT  DIVIDENDS    DISTRIBUTIONS   TOTAL VALUE  PRICE INDEX)
----------   ----------  ---------    -------------   -----------  ------------

   1997       $10,192      $1,927          $0           $12,119        11.2%
   1996       $ 9,968      $1,374          $0           $11,342         8.9%
   1995       $ 9,992      $  889          $0           $10,881         5.4%
   1994       $ 9,312      $  383          $0           $ 9,695         2.5%



      Explanatory Note: A hypothetical initial investment of $10,000 on November 1, 1993, together with the aggregate cost of reinvested dividends and capital gain distributions for the entire period covered (their cash value at the time they were reinvested), would have amounted to $11,862. If dividends and capital gain distributions had not been reinvested, the total value of the investment in the Portfolio over time would have been smaller, and cash payments for the period would have amounted to $1,707. Without fee waivers from the Portfolio's service providers, the Portfolio's returns would have been lower.


     The Portfolios may also, from time to time along with performance advertisements, illustrate asset allocation by sector weightings. These illustrations, an example for Diversified Income Portfolio of which follows, are not intended to reflect current or future portfolio holdings of the Portfolios.


                RODNEY SQUARE DIVERSIFIED INCOME PORTFOLIO

                         ASSET BREAKDOWN BY SECTOR
                          As of October 31, 1997

                                                     Percent of
                    SECTOR                           INVESTMENTS
                    ------                           -----------

             US Government Bonds                           27.0%
             Corporate Bonds                               47.5%
             Asset Backed Associates                        8.0%
             Mortgage Backed Securities                    11.6%
             Cash Equivalents                               5.9%
                                                      -----------
             Total Investments                            100.0%
                                                      ===========





                                [GRAPHIC OMITTED]

     The Rodney Square Diversified Income Portfolio may also from time to time along with performance advertisements, present its investment in the form of the "Schedule of Investments" included in the Annual Report to the Shareholders of the Fund as of and for the fiscal year ended October 31, 1997, a copy of which is attached hereto and incorporated by reference.

     COMPARISON OF PORTFOLIO PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of shares of a Portfolio with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by the Portfolios.

     In connection with communicating its performance to current or prospective shareholders, a Portfolio also may compare performance figures to the performance of other mutual funds tracked by mutual fund rating services, to unmanaged indexes or unit investment trusts with similar holdings or to individual securities.

     From time to time, in marketing and other literature, a Portfolio's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as traced by independent organizations such as Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper Analytical Services, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, a Portfolio will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, a Portfolio will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

     Because the assets in all funds are always changing, a Portfolio may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank the Portfolio in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in the Portfolio's investment policies and investments, the Portfolio's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

     Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning the Portfolios, including reprints of, or selections from, editorials or articles about the Portfolios. Sources for performance information and articles about the Portfolios may include the following:

      BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

      BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

      CDA INVESTMENT TECHNOLOGIES, INC., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indexes.

      CHANGING TIMES, THE KIPLINGER MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

      CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

      FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

      FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

      FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

      INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds.

      INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

      LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

      MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

      MUTUAL FUND VALUES, a biweekly Morningstar, Inc. publication that provides ratings of mutual funds based on fund performance, risk and portfolio characteristics.

      THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

      PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

      PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indexes and portfolio holdings.

      SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing businesses, often featuring mutual fund performance data.

      USA TODAY, a national daily newspaper.

      U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

      WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

      WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

     In advertising the performance of the Portfolios, the performance of a Portfolio may also be compared to the performance of unmanaged indexes of securities in which the Portfolio invests or to unit investment trusts ("UITs") that hold the same type of securities in which the Portfolio invests. The performance of the Diversified Income Portfolio may be compared to the performance of the Lehman Intermediate Government/Corporate Index; the performance of the Municipal Income Portfolio may be compared to the performance of Merrill Lynch Intermediate Municipal Index. Quotations of index and UIT performance generally assume reinvestment of dividends and other distributions; however, index and UIT quotations do not reflect expenses related to asset management.


     Performance advertisements for the Municipal Income Portfolio may compare investing in that Portfolio to investing in an individual municipal bond. Unlike municipal bond funds such as the Municipal Income Portfolio, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The initial investment requirements and sales charges of many municipal bond funds are lower than the purchase cost of individual municipal bonds, which are generally issued in $5,000 denominations and are subject to direct brokerage costs.



                                      TAXES

     GENERAL. To continue to qualify for treatment as a RIC under the Code, each Portfolio --which is treated as a separate corporation for these purposes -- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (generally consisting of taxable net investment income plus net short-term capital gain and, in the case of the Diversified Income Portfolio, net gains from certain foreign currency transactions) plus, in the case of the Municipal Income Portfolio, 90% of its net interest income excludable from gross income under Section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government obligations, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government obligations and securities of other RICs) of any one issuer.

     If a Portfolio failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net tax-exempt income and net capital gains, would be taxable to its shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC.

     Each Portfolio will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if they are paid by the Portfolio during the following January.

     Investors should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or capital gain distribution (other than an exempt-interest dividend - as defined in the Prospectus), the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

     If a Portfolio makes a distribution to shareholders in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. Thus, a return of capital is not taxable, though it does reduce a shareholder's tax basis.

     Each Portfolio may acquire zero coupon securities issued with original issue discount. As a holder of those securities, a Portfolio must take into account the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Portfolio annually must distribute substantially all of its investment company taxable income and tax-exempt income, including any original issue discount, to satisfy the Distribution Requirement and (except with respect to tax-exempt income) avoid imposition of the Excise Tax, a Portfolio may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

     THE MUNICIPAL INCOME PORTFOLIO. The Municipal Income Portfolio will be able to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under Section 103(a) of the Code; the Portfolio intends to continue to satisfy this requirement. Distributions that the Portfolio properly designates as exempt-interest dividends are treated by its shareholders as interest excludable from their gross income for federal income tax purposes but may be items of tax preference for AMT purposes. The aggregate dividends excludable from the shareholders' gross income may not exceed the Portfolio's net tax-exempt income. The shareholders' treatment of dividends from the Portfolio under state and local income tax laws may differ from the treatment thereof under the Code. In order to qualify to pay exempt-interest dividends, the Portfolio may be limited in its ability to engage in taxable transactions such as repurchase agreements, options and futures strategies and portfolio securities lending.


     Tax-exempt interest attributable to certain "private activity bonds" ("PABs") (including, in the case of a RIC receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by the RIC) is a tax preference item for purposes of the AMT. Furthermore, even interest on tax-exempt securities held by the Portfolio that are not PABs, which interest otherwise would be a tax preference item, nevertheless may be indirectly subject to the AMT in the hands of corporate shareholders when distributed to them by the Portfolio. PABs are issued by or on behalf of public authorities to finance various privately operated facilities and are described in the Appendix to the Prospectus. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or PABs should consult their tax advisers before purchasing Portfolio shares. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.


     Up to 85% of Social Security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Portfolio) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Portfolio still are tax-exempt to the extent described in the Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If shares of the Portfolio are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

     If the Portfolio invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. Moreover, if the Portfolio realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders.

     The Portfolio may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with original issue discount ("OID"), the sum of its issue price plus accrued OID, except that market discount less than the product of (1) 0.25% of the redemption price at maturity times and (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond purchased by the Portfolio after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, the Portfolio may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

     The Portfolio informs shareholders within 60 days after the Fund's fiscal year-end (October 31) of the percentage of its income distributions designated as exempt-interest dividends. The percentage is applied uniformly to all distributions made during the year, so the percentage designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Portfolio's income that was tax-exempt during the period covered by the distribution.

     THE DIVERSIFIED INCOME PORTFOLIO. Interest and dividends received by the Diversified Income Portfolio, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

     Futures and forward currency contracts that are subject to Section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Portfolio has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Portfolio at the end of its taxable year generally will be deemed to have been sold at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. As of the date of this Statement of Additional Information, it is not entirely clear whether that 60% portion will qualify for the reduced maximum tax rates on net capital gain enacted by the Taxpayer Relief Act of 1997 -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months -- instead of the 28% rate in effect before that legislation which now applies to gain recognized on capital assets held for more than one year but not more than 18 months, although technical corrections legislation passed by the House of Representatives late in 1997 would treat it as qualifying therefor.

     Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under Section 988, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Diversified Income Portfolio attempts to monitor its Section 988 transactions to minimize any adverse tax impact.

                             DESCRIPTION OF THE FUND

     The Portfolios are the only series of the Fund, which was established as a Massachusetts business trust on May 7, 1986. The name of the Fund formerly was The Rodney Square Benchmark U.S. Treasury Fund. The name was changed to The Rodney Square Strategic Fixed-Income Fund effective on March 14, 1991.

     Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust, as amended and restated on July 1, 1992, contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each note, bond, contract or other undertaking relating to the Fund that is issued by or on behalf of the Fund or the Trustees. The amended and restated Declaration of Trust provides for indemnification out of assets belonging to the applicable Portfolio of any shareholder held personally liable solely by reason of his or her being or having been a shareholder of the Portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to indemnify the shareholder. WTC believes that, in view of the above, the risk of personal liability to shareholders is remote.

     The amended and restated Declaration of Trust further provides that the Trustees will not be liable for neglect or wrongdoing provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Fund; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The Fund's capital consists of an unlimited number of shares of beneficial interest, $0.01 par value. Shares of the Portfolios that are issued by the Fund are fully paid and nonassessable. The assets of the Fund received for the issuance or sale of Portfolio shares and all income, earnings, profits and proceeds therefrom, subject only to the right of creditors, are allocated to the respective Portfolio and constitute the underlying assets of that Portfolio.

     The amended and restated Declaration of Trust provides that the Fund will continue indefinitely unless a majority of the shareholders of the Fund or a majority of the shareholders of the affected Portfolio approve: (a) the sale of the Fund's assets or the Portfolio's assets to another diversified open-end management investment company; or (b) the liquidation of the Fund or the Portfolio. In the event of the liquidation of the Fund or a Portfolio, affected shareholders are entitled to receive the assets of the Fund or Portfolio that are available for distribution.


                                OTHER INFORMATION

     INDEPENDENT AUDITORS. Ernst & Young LLP, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, serves as the Fund's independent auditors, providing services which include (1) audit of the annual financial statements for the Portfolios, (2) assistance and consultation in connection with SEC filings, and
(3) preparation of the annual federal and state income tax returns filed on behalf of the Portfolios.

     The financial statements and financial highlights of the Portfolios appearing or incorporated by reference in the Fund's Prospectus, this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon also appearing elsewhere herein and in the Registration Statement or incorporated by reference. Such financial statements have been included herein or incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

     LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C. 20036, serves as counsel to the Fund and has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.


     CUSTODIAN AND SUB-CUSTODIAN. WTC, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, serves as the Fund's Custodian. PNC Bank, National Association, 1600 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund's Sub-Custodian.


     TRANSFER AGENT. PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund's Transfer Agent and Dividend Paying Agent. Compensation for the services and duties performed is paid by WTC in accordance with the Advisory Agreements. Certain other fees and expenses incurred in connection with the provision of these services are payable by the Fund or the shareholder on whose behalf the service is performed.


     SUBSTANTIAL SHAREHOLDERS. As of October 31, 1997, WTC owned of record 78.0% of the shares of the Diversified Income Portfolio, in addition to those shares owned beneficially on behalf of its customer accounts; and WTC owned of record 55.4% of the shares of the Municipal Income Portfolio in addition to those shares owned beneficially on behalf of its customer accounts.


                              FINANCIAL STATEMENTS

     The Schedules of Investments of the Diversified Income Portfolio and Municipal Income Portfolio as of October 31, 1997, the Statements of Assets and Liabilities of the Diversified Income Portfolio and Municipal Income Portfolio as of October 31, 1997, the Statement of Operations of the Diversified Income Portfolio and Municipal Income Portfolio for the fiscal year ended October 31, 1997, the Statements of Changes in Net Assets of the Diversified Income Portfolio and Municipal Income Portfolio for the fiscal years ended October 31, 1997 and 1996, the Financial Highlights of the Diversified Income Portfolio for the fiscal years ended October 31, 1997, 1996, 1995, 1994 and 1993, the Financial Highlights of the Municipal Income Portfolio for the fiscal years ended October 31, 1997, 1996, 1995 and 1994, the Notes to Financial Statements and the Report of Independent Auditors, each of which is included in the Annual Report to the shareholders of the Fund as of and for the fiscal year ended October 31, 1997, are attached hereto.

                                   APPENDIX A



                 OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

     REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the Prospectus, in managing both Portfolios, WTC may engage in certain options and futures strategies to hedge various market risks or to enhance potential gain. In managing the Diversified Income Portfolio, WTC may also use forward currency contracts to hedge against the risk of foreign currency fluctuations that could adversely affect that Portfolio's holdings or contemplated investments. Certain special characteristics of and risks associated with using these instruments are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations of the SEC, the several options and futures exchanges upon which these instruments may be traded, the Commodity Futures Trading Commission (CFTC) and the various state regulatory authorities. The Board of Trustees has adopted investment guidelines (described below) reflecting those regulations.

     In addition to the products, strategies and risks described below and in the Prospectus, WTC expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as WTC develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. WTC may utilize these opportunities to the extent they are consistent with each Portfolio's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Portfolios will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the Prospectus.

     COVER FOR OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. The Portfolios will not use leverage in their options, futures and forward currency contract strategies. Accordingly, the Portfolios will comply with guidelines established by the SEC with respect to coverage of these strategies and will either (1) set aside cash, or liquid securities in a segregated account with the Fund's custodian in the prescribed amount, or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Portfolio's assets could impede portfolio management or that Portfolio's ability to meet redemption requests or other current obligations.

     OPTIONS STRATEGIES. Each Portfolio may purchase and write (sell) options on securities and securities indexes that are traded on U.S. and foreign securities exchanges and in the over-the-counter ("OTC") market. Currently, options on debt securities are primarily traded on the OTC market. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its contra-party with no clearing organization guarantee unless the parties provide for it. Thus, when a Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of any premium paid by the Portfolio as well as the loss of the expected benefit of the transaction. Accordingly, before a Portfolio purchases or sells an OTC option, WTC assesses the creditworthiness of each counterparty and any guarantor or credit enhancement of the counterparty's credit to determine whether the terms of the option are likely to be satisfied.

     Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying securities in the United States.

     Each Portfolio may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Portfolio to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Portfolio either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

     Each Portfolio may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Portfolio to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Portfolio below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Portfolio realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

     Each Portfolio may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Portfolio may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If WTC's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Portfolio purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

     Each Portfolio may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Portfolio declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Portfolio. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Portfolio will be obligated to sell the security at less than its market value.

     Securities used to cover OTC call options written by a Portfolio are considered illiquid and therefore subject to the Portfolio's limitations on investing in illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure is considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. A Portfolio could lose the ability to participate in an increase in the value of the underlying securities above the exercise price because the increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the current market value).

     Each Portfolio may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Portfolio will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Portfolio would expect to suffer a loss.

     Each Portfolio may purchase put and call options and write covered put and call options on indexes in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Portfolio invests. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of indexes on which options are purchased or written.

     Each Portfolio may purchase and write covered straddles on securities or indexes. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Portfolio would enter into a long straddle when WTC believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Portfolio would enter into a short straddle when WTC believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Portfolio will set aside cash and/or liquid securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Each Portfolio may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indexes ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Portfolio the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Portfolio holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Portfolio will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Portfolio holds a put warrant and the value of the underlying index falls, the Portfolio will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Portfolio holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Portfolio holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Portfolio does not exercise an index warrant prior to its expiration, then the Portfolio loses the amount of the purchase price that it paid for the warrant.

     The Portfolios will normally use index warrants as they use index options. The risks of the Portfolios' use of index warrants are generally similar to those relating to their use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Portfolios' ability to exercise the warrants at any time or in any quantity.

     FOREIGN CURRENCY OPTIONS AND RELATED RISKS. The Diversified Income Portfolio may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities that a Portfolio holds or that it intends to purchase. For example, if a Portfolio enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Portfolio held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Portfolio could hedge against such a decline by purchasing a put option on the currency involved. The Portfolio's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. Although many options on foreign currencies are exchange-traded, the majority are traded on the OTC market. The Portfolios will not purchase or write such options unless, in WTC's opinion, the market for them is sufficiently liquid to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Available quotation information is generally representative of very large transactions in the interbank market which is a global, around-the-clock market. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers and other market resources be firm or revised on a timely basis.

     Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those underlying foreign currency options, interbank quotation information may not reflect rates for foreign currencies underlying options that would be traded in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable. In addition, to the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

     OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Portfolio has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

          (1) each Portfolio will write only covered options, and each such option will remain covered so long as the Portfolio is obligated under the option; and

          (2) the Diversified Income Portfolio will not write put or call options having aggregate exercise prices greater than 25% of their respective net assets.

     These guidelines do not apply to options attached to or acquired with or traded together with their underlying securities and do not apply to securities that incorporate features similar to options.

     SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Portfolio wishes to terminate its obligation to purchase or sell securities or currencies under a put or a call option it has written, the Portfolio may purchase a put or a call option of the same series

(that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities or currencies under a call or put option it has purchased, a Portfolio may sell an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Portfolio to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Portfolio is unable to effect a closing purchase transaction with respect to options it has acquired, the Portfolio will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or currencies or dispose of assets used as cover until the options expire or are exercised, and the Portfolio may experience material losses due to losses on the option transaction itself and in the covering securities or currencies.

     In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

          (1) The value of an option position will reflect, among other things, the current market price of the underlying security, index or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, index or currency and general market conditions. For this reason, the successful use of options depends upon WTC's ability to forecast the direction of price fluctuations in the underlying securities or currency markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

          (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security, index or currency. Purchased options that expire unexercised have no value. Unless an option purchased by a Portfolio is exercised or unless a closing transaction is effected with respect to that position, the Portfolio will realize a loss in the amount of the premium paid and any transaction costs.

          (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although each Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

          Closing transactions may be effected with respect to options traded in the OTC markets only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although each Portfolio will enter into OTC options with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, a Portfolio may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which would result in the Portfolio having to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio.

          (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Portfolio writes a call option on an index, the Portfolio will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Portfolio holds an index option and exercises it before the closing index value for that day is available, the Portfolio runs the risk that the level of the underlying index may subsequently change.

          (5) A Portfolio's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Portfolio also may save on commissions by using options as a hedge rather than buying or selling individual securities or currencies in anticipation of, or as a result of, market movements.

     FUTURES AND RELATED OPTIONS STRATEGIES. Each Portfolio may engage in futures strategies for hedging purposes to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests. The Portfolios may also engage in futures strategies to enhance potential gain subject to percentage limitations. (See discussion of investment guidelines below).

     Each Portfolio may use interest rate futures contracts and options thereon to hedge its securities holdings against changes in the general level of interest rates. A Portfolio may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt security that the Portfolio intends to purchase in the future. A rise in the price of the debt security prior to its purchase may either be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt security may result in a corresponding decrease in the value of the futures position. A Portfolio may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates.

     A Portfolio may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities that the Portfolio plans to acquire at a future date. The purchase of a call option on an interest rate futures contract is analogous to the purchase of a call option on an individual debt security, which can be used as a temporary substitute for a position in the security itself. A Portfolio also may write covered put options on interest rate futures contracts as a partial anticipatory hedge and may write covered call options on interest rate futures contracts as a partial hedge against a decline in the price of debt securities held in the Portfolio's portfolio. A Portfolio may also purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held by the Portfolio.

     A Portfolio may sell index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Portfolio's securities holdings. To the extent that a portion of the Portfolio's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Portfolio correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Portfolio's holdings. A Portfolio may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities which may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Portfolio intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

     As in the case of a purchase of an index futures contract, a Portfolio may purchase a call option on an index futures contract to hedge against a market advance in securities that the Portfolio plans to acquire at a future date. A Portfolio may write covered put options on index futures as a partial anticipatory hedge and may write covered call options on index futures as a partial hedge against a decline in the prices of bonds held by the Portfolio. This is analogous to writing covered call options on securities. A Portfolio also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Portfolio.

     The Diversified Income Portfolio may sell foreign currency futures contracts to hedge against possible variations in the exchange rates of foreign currencies in relation to the U.S. dollar. In addition, those Portfolios may sell foreign currency futures contracts when WTC anticipates a general weakening of foreign currency exchange rates that could adversely affect the market value of the Portfolios' foreign securities holdings or interest payments to be received in those foreign currencies. In this case, the sale of a futures contract on the underlying currency may reduce the risk to the Portfolios of a reduction in market value caused by a decline in the exchange rate and, by so doing, provide an alternative to the liquidation of the securities position and resulting transaction costs. The Portfolios may also write a covered put option on a foreign currency futures contract as a partial anticipatory hedge and may write a covered call option on a foreign currency futures contract as a partial hedge against the effects of a declining foreign currency exchange rate on the value of securities denominated in that currency.

     When WTC anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in that currency, the Diversified Income Portfolio may purchase a foreign currency futures contract to hedge against the increased rate pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Portfolios against any rise in the foreign currency exchange rate that may add additional costs to acquiring the foreign security position. The Portfolios may also purchase a put or call option on a foreign currency futures contract to obtain a fixed foreign currency exchange rate at limited risk. The Portfolios may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign currency exchange rate while intending to invest in a security denominated in that currency. The Portfolios may purchase a put option on a foreign currency futures contract as a hedge against the effects of a decline in the foreign currency exchange rate on the value of securities denominated in that currency.

     Each Portfolio may invest in Eurodollar instruments which are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"). The Portfolios may use Eurodollar futures contracts and options on those futures contracts to hedge against changes in LIBOR to which a number of variable and floating rate instruments are linked.

     The Portfolios may also write put options on interest rate, index or, in the case of the Diversified Income Portfolio, foreign currency futures contracts while, at the same time, purchasing call options on the same interest rate, index or foreign currency futures contract in order to synthetically create an interest rate, index or foreign currency futures contract. The options will have the same strike prices and expiration dates. A Portfolio will only engage in this strategy when it is more advantageous to the Portfolio to do so as compared to purchasing the futures contract.

     The Portfolios may also purchase and write covered straddles on interest rate or index futures contracts. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Portfolio would enter into a long straddle when it believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Portfolio would enter into a short straddle when it believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Portfolio will set aside cash and/or liquid securities in a segregated account with its custodian in the amount, if any, by which the put is "in-the-money," that is the amount by which the exercise price of the put exceeds the current market value of the underlying security.

     FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Portfolio has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder vote. For purposes of these guidelines, foreign currency options traded on a commodities exchange are considered "related options."

          (1) A Portfolio will not purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Portfolio's total assets; and

          (2) For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account and in-the-money amount of an option that is in-the-money at the time of purchase is excluded.

     SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Portfolio is required to deposit with the Fund's custodian in a segregated account in the name of the futures broker through whom the transaction is effected an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Portfolio upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to the market." For example, when a Portfolio purchases a contract and the value of the contract rises, the Portfolio receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, the Portfolio is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction but rather represents a daily settlement of the Portfolio's obligations to or from a clearing organization.

     Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Portfolio to close a position and, in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

     In considering the Portfolios' use of futures contracts and related options, particular note should be taken of the following:

          (1) Successful use by the Portfolios of futures contracts and related options will depend upon WTC's ability to predict movements in the direction of the overall securities, currencies and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying instrument or currency but also to the anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities or currencies being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if the Portfolio has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, the Portfolio may need to sell assets at a time when such sales are disadvantageous to the Portfolio. If the price of the futures contract moves more than the price of the underlying securities, the Portfolio will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

          (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities or currencies being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities or currencies that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

          (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Portfolios intend to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Portfolio would continue to be required to make variation margin payments.

          (4) Like options on securities and currencies, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

          (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Portfolio purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Portfolio when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

          (6) As is the case with options, the Portfolios' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, a Portfolio also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities or currencies in anticipation of, or as a result of, market movements.

     SPECIAL RISKS RELATED TO FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above.

     Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Diversified Income Portfolio because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract would not.

     FORWARD CURRENCY CONTRACTS. The Diversified Income Portfolio may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.

     Those Portfolios may enter into forward currency contracts with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The Diversified Income Portfolio also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Portfolios' exposure to foreign currencies that WTC believes may rise in value relative to the U.S. dollar or to shift the Portfolio's exposure to foreign currency fluctuations from one country to another. For example, when WTC believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Portfolio's securities holdings denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security holding if the market value of the security exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WTC believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

     At or before the maturity date of a forward contract requiring the Diversified Income Portfolio to sell a currency, the Portfolio may either sell a security holding and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost to the Diversified Income Portfolio of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     Although the Diversified Income Portfolio values their assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

MOODY'S RATINGS

     CORPORATE AND MUNICIPAL BONDS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

      ---    Leading market positions in well-established industries.

      ---    High rates of return on funds employed.

      --- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      --- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      --- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

S&P RATINGS

     CORPORATE AND MUNICIPAL BONDS

     AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     CORPORATE AND MUNICIPAL COMMERCIAL PAPER The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

     MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

    The Financial Statements of the Portfolios and the Report of Independent Auditors are incorporated herein by reference from the Fund's Annual Report to the shareholders of the Fund as of and for the fiscal year ended October 31, 1997, filed with the Securities and Exchange Commission on December 24, 1997, Accession Number 0000793276-97-000012.